Exhibit 99.1

Firemen,

Earlier today Cisco announced strong fiscal year 2013 results, which reflects how well they executed over the last year. Also, due to a challenging macroeconomic environment, Cisco announced a reduction of 5% to its global workforce, which represents a rebalancing of resources to align to their top priorities – one of which is security.

I understand that news like this can be concerning, so the executive team wants to share the below email from Chris Young, SVP of Cisco’s Security Group. He makes two important points:

•	Sourcefire employees and management will not be impacted by this workforce reduction.
•	Consistent with Cisco’s long-term goal to be the #1 IT company in the world, they expect to continue to invest in their top opportunities, including security.

Remember that the acquisition has not yet closed and we remain two separate companies. As Firemen, we need to keep focused on building our business and executing on our vision to deliver our leading cybersecurity solutions around the world.

If you’d like to read more about Cisco’s Q4 and fiscal year 2013 financial results, please read their press release.

Thanks,

Tom

President and COO

Sourcefire

From: Chris Young, Cisco

Subject: Cisco Earnings Announcement

Dear Sourcefire Leadership Team,

Today, Cisco announced strong FY13 results reflecting how well we executed as a company over the last year. The Sourcefire acquisition was discussed during the earnings call as “a major step forward to being our customers’ leading security partner and our aspirational goal to be the #1 security company.”

Despite our strong FY 13 results, Cisco continues to face a challenging macroeconomic environment. We have seen two things change: first, the economic recovery is slower and more inconsistent, with global GDP continuing to tick down for calendar year 2013 and global challenge across in Southern Europe, several of the emerging markets, and Asia Pacific; and second, the pace of change is continuing to increase.

In this environment, Cisco is focused on aligning resources to our top opportunities, balancing expenses to revenue, driving efficiencies in the business, and investing in growth. During our earnings call today, we announced that in order to execute on the portfolio investment and operational efficiency opportunities we see in fiscal 2014, we are rebalancing our resources with a workforce reduction which will impact approximately 4,000 employees or 5% of our global workforce.

I want to be very clear that Sourcefire employees and management will not be impacted by this workforce reduction. Consistent with our long-term goal to be the #1 IT company in the world, we expect to continue to invest in our top opportunities, including security. We expect Sourcefire employees will ask your management teams about today’s announcement and we want you to be prepared with our response. Please cascade this message appropriately. Below is a direct Q&A for your teams.

We are continuing to simplify Cisco to accelerate through change with greater speed, flexibility and agility. If you have questions regarding integration and the actions announced today, please feel free to contact HR integration, Julie Ross or Susan McDonough.

Thank you.

Chris

Cisco Earnings Q&A – Sourcefire Acquisition

Q: What are Cisco’s top opportunities?

A: Consistent with our long-term goal to be the #1 IT company in the world, we expect to continue to invest in those that help our customers achieve their business goals. These include, but aren’t limited to areas such as software, services, mobility, security, data center, core networks, and Internet of Everything.

Q: Will Sourcefire employees and management be impacted by the workforce reduction?

A: The Sourcefire acquisition remains subject to regulatory review in the United States and elsewhere and has not yet closed. Employees and management of Sourcefire will not be impacted by the workforce reduction.

Forward-Looking Statements

This letter may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding future events (such as statements regarding Cisco’s focus going forward, plans regarding its workforce reduction, and integration plans) and the future financial performance of Cisco that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including: business and economic conditions and growth trends in the networking industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; the growth and evolution of the Internet and levels of capital spending on Internet-based systems; variations in customer demand for products and services, including sales to the service provider market and other customer markets; the return on our investments in certain priorities, including our foundational priorities, and in certain geographical locations; the timing of orders and manufacturing and customer lead times; changes in customer order patterns or customer mix; insufficient, excess or obsolete inventory; variability of component costs; variations in sales channels, product costs or mix of products sold; our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses and technologies; our ability to achieve expected benefits of our partnerships; increased competition in our product and service markets, including the data center; dependence on the introduction and market acceptance of new product offerings and standards; rapid technological and market change; manufacturing and sourcing risks; product defects and returns; litigation involving patents, intellectual property, antitrust, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; our ability to achieve the benefits anticipated from our investments in sales, engineering, service, marketing and manufacturing activities; our ability to recruit and retain key personnel; our ability to manage financial risk, and to manage expenses during economic downturns; risks related to the global nature of our operations, including our operations in emerging markets; currency fluctuations and other international factors; changes in provision for income taxes, including changes in tax laws and regulations or adverse outcomes resulting from examinations of our income tax returns; potential volatility in operating results; and other factors listed in Cisco’s most recent reports on Forms 10-K and 10-Q filed on September 12, 2012 and May 21, 2013, respectively. Any projections in this release are based on limited information currently available to Cisco, which is subject to change. Although any such projections and the factors influencing them will likely change, Cisco will not necessarily update the information. Such information speaks only as of the date of this letter.

Additional Information and Where to Find It

In connection with the proposed acquisition by Cisco Systems, Inc. (“Cisco”) of Sourcefire, Inc. (“Sourcefire”) pursuant to the terms of an Agreement and Plan of Merger by and among Sourcefire, Cisco, and a wholly-owned subsidiary of Cisco, Sourcefire filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on August 12, 2013 and will file a definitive proxy statement. Investors are urged to read the preliminary proxy statement and, when it becomes available, the definitive proxy statement (including all amendments and supplements) because they will contain important information. Investors may obtain free copies of the preliminary proxy statement and, when it becomes available, the definitive proxy statement, as well as other filings containing information about Sourcefire, without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from Sourcefire’s Investor Relations web site (http://investor.sourcefire.com/) or by directing a request to Sourcefire at: Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, MD 21046.

Sourcefire and its officers and directors and other members of management and employees may be deemed to be participants in the solicitation of proxies from Sourcefire’s stockholders with respect to the acquisition. Information about Sourcefire’s executive officers and directors is set forth in the proxy statement for the Sourcefire 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2013. Investors may obtain more detailed information regarding the direct and indirect interests of Sourcefire and its respective executive officers and directors in the acquisition by reading the preliminary proxy statement filed with the SEC on August 12, 2013 and definitive proxy statement, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Sourcefire’s stockholders in favor of the approval of the transaction. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on September 26, 2012, annual report on Form 10-K filed with the SEC on September 12, 2012, Form 8-K filed with the SEC on February 1, 2013, and Form 8-K filed with the SEC on October 4, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at http://www.cisco.com/go/investors.

Forward-Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties concerning Cisco’s proposed acquisition of Sourcefire, Sourcefire’s expected financial performance, as well as Sourcefire’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of our customers to the transaction; general economic conditions; the possibility that Sourcefire may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that Cisco and Sourcefire file with the SEC on Forms 10-K, 10-Q and 8-K. The filings by Sourcefire identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Sourcefire is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.